STATE STREET INSTITUTIONAL FUNDS

State Street Institutional Small-Cap Equity Fund

(the “Fund”)

(Investment Class: SIVIX)

SUPPLEMENT DATED JULY 15, 2022 TO THE SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED JANUARY 31, 2022 AS MAY BE SUPPLEMENTED FROM TIME TO TIME

Effective immediately, the Summary Prospectus and Prospectus are amended as follows:

1)

The section titled “State Street Institutional Small-Cap Equity Fund – Investment Adviser and Sub-Advisers” beginning on page 5 of the Summary Prospectus and the Prospectus is deleted in its entirety and replaced with the following:

Investment Adviser and Sub-Advisers

SSGA FM serves as the investment adviser to the Fund. Champlain Investment Partners, LLC (“Champlain”), Kennedy Capital Management, Inc. (“Kennedy”), Palisade Capital Management, L.L.C. (“Palisade”), and SouthernSun Asset Management, LLC (“SouthernSun”) serve as investment sub-advisers to the Fund, subject to the oversight of SSGA FM.

The professionals primarily responsible for the day-to-day management of the Fund are Carrie Peluso, Shawn McKay, Fares Altaher, Scott Brayman, Frank Latuda, Jr., McAfee Burke, Marc Shapiro, Michael Cook, and Phillip Cook. Ms. Peluso has served as a portfolio manager of the Fund since April 2021, Mr. McKay has served as a portfolio manager of the Fund since 2019, Mr. Altaher has served as a portfolio manager of the Fund since May 2022, Mr. Brayman has served as a portfolio manager of the Fund since 2008, Mr. Latuda has served as a portfolio manager of the Fund since 2010, Mr. Burke has served as a portfolio manager of the Fund since 2022, Mr. Shapiro has served as a portfolio manager of the Fund since 2012, Mr. Michael Cook has served as a portfolio manager of the Fund since 2008 while Mr. Phillip Cook has served as a portfolio manager of the Fund since 2021.

Carrie Peluso, CFA, is a Managing Director of the Adviser and the Head of Manager Research for the Investment Solutions Group. She joined the Adviser in 2018.

Shawn McKay, CFA, is a Vice President of the Adviser and a member of the portfolio construction team within the Investment Solutions Group. He joined the Adviser in 2007.

Fares Altaher, is a Vice President of the Adviser and a member of the Manager Research Team for the Investment Solutions Group. He joined the Adviser in 2018.

Scott Brayman, CFA, is a Managing Partner and Chief Investment Officer of Small and Mid-Cap Strategies at Champlain. He joined Champlain in 2004.

Frank Latuda Jr., CFA, is a Director and Chief Investment Officer at Kennedy. He joined Kennedy in 1997.

McAfee Burke, CFA, is a portfolio manager at Kennedy. He joined Kennedy in 2015.

Marc Shapiro is a Managing Director and Senior Portfolio Manager at Palisade. He joined Palisade in March 2004.

Michael Cook is the Chief Executive Officer and Co-Chief Investment Officer at SouthernSun. He founded SouthernSun in 1989.

Phillip Cook is the Co-Chief Investment Officer and Principal at SouthernSun. He joined SouthernSun in 2006.

2)

In the section titled “MANAGEMENT AND ORGANIZATION – Investment Adviser – Investment Sub-Adviser” beginning on page 20 of the Prospectus, the first paragraph is deleted in its entirety and replaced with the following:

Investment Sub-Adviser. SSGA FM has retained sub-advisers to manage the State Street Institutional Small-Cap Equity Fund’s assets, subject to oversight by SSGA FM. SSGA FM pays each sub-adviser of the State Street Institutional Small-Cap Equity Fund an investment sub-advisory fee out of the Management Fee that it receives from the Fund. The investment sub-advisory fee is paid by SSGA FM monthly and is based upon the average daily net assets of the Fund’s assets that are allocated to and managed by the sub-adviser. The current sub-advisers of the Fund are Champlain Investment Partners, LLC (“Champlain”), Kennedy Capital Management, Inc. (“Kennedy”), Palisade Capital Management, L.L.C. (“Palisade”), and SouthernSun Asset Management, LLC (“SouthernSun”).

3)	The table in the section titled “MANAGEMENT AND ORGANIZATION – Portfolio Management” beginning on page 21 of the Prospectus, is deleted in its entirety and replaced with the following:

The Adviser manages the Fund using a team of investment professionals. The Fund is managed by a team of portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Fund. The portfolio managers of the Fund generally have final authority over all aspects of their portions of the Fund’s investment portfolio, including security purchase and sale decisions, portfolio construction techniques and portfolio risk assessment. The portfolio management team is overseen by the SSGA Investment Committee.

The professionals primarily responsible for the day-to-day management of the Fund are: Carrie Peluso (SSGA FM), Shawn McKay (SSGA FM), Fares Altaher (SSGA FM), Scott Brayman (Champlain), Frank Latuda, Jr. (Kennedy), McAfee Burke (Kennedy), Marc Shapiro (Palisade), Michael Cook (SouthernSun), and Phillip Cook (SouthernSun).

The Fund is managed by Carrie Peluso, Shawn McKay and Fares Altaher, who are vested with oversight authority over the Fund’s sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Ms. Peluso, Mr. McKay and Mr. Altaher have full discretion in determining the assets that are allocated to each sub-adviser.

Shawn McKay, CFA, is a Vice President of SSGA and the Adviser and a member of the portfolio construction team within the Investment Solutions Group (ISG). In his role with ISG, he focuses on analyzing and building portfolios with active, index, and smart beta strategies across asset classes to meet client objectives. During his tenure with ISG, he has also worked as part of the manager research team where he conducted due diligence, and ongoing oversight on a variety of asset managers/strategies. Prior to his current role, Mr. McKay was a member of the Fiduciary Advisory Solutions group within SSGA where his responsibilities included daily operations, data gathering for manager research, trading, and client reporting. He has worked at SSGA since 2007 and State Street since 1999. Prior to joining SSGA, he was an AVP and Senior Public Reporting Analyst in the Corporate Finance group responsible for capital adequacy reporting to the Federal Reserve, as well as being a part of the Basel II implementation project. Prior to this he held various positions in the Investor Services division of State Street Bank. Mr. McKay holds a Master of Science in Finance from Suffolk University and a Bachelor of Business Administration in Finance from the University of Massachusetts at Amherst. He has earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and CFA Society Boston, Inc.

Carrie Peluso is a Managing Director of SSGA and the Adviser and the Head of Manager Research for the Investment Solutions Group (ISG). Her team is responsible for manager research and investment due diligence for all public investment strategies utilized by ISG. Before taking over this role, Ms. Peluso was the Head of Client Engagement for the Global Fiduciary Solutions group, leading all client engagement activities and working as an extension of staff with our clients. Prior to joining

SSGA in 2018, Ms. Peluso spent twenty years at IBM’s Pension Division with responsibility for investment manager research and liability management working with both IBM’s US and non-US plans globally. Before IBM, she held the position of Fixed Income Portfolio Manager at Columbus Circle Investors. Ms. Peluso has a Bachelor of Arts in Psychology with a concentration in Mathematics from SUNY-Albany and earned the Chartered Financial Analyst (CFA) designation.

Fares Altaher is a Vice President of SSGA and the Adviser and a member of the Manager Research Team for the Investment Solutions Group. This team is responsible for manager research and investment due diligence for all public investment strategies utilized by the Investment Solutions Group. Prior to joining SSGA in 2018, Mr. Altaher spent eleven years at Segal Marco Advisors, an institutional investment consultant, where he held various roles, most recently as a Director of Global Equities. Mr. Altaher holds a Bachelor of Science in Management Information Systems from Southern Connecticut State University and a Master of Business Administration from the University of Bridgeport.

4)	The section titled “MANAGEMENT AND ORGANIZATION – Sub-Advisers” beginning on page 22 of the Prospectus, is deleted in its entirety and replaced with the following:

Sub-Advisers

The assets of the Fund are allocated to and managed by each of the following sub-advisers: (i) Champlain; (ii) Kennedy; (iii) Palisade and (iv) SouthernSun. SSGA FM is responsible for allocating the State Street Institutional Small-Cap Equity Fund’s assets among the sub-advisers (“Allocated Assets”), and for managing the Fund’s cash position. The following sets forth the information for each sub-adviser and the portfolio managers at the sub-advisers primarily responsible for the management of the Allocated Assets:

Champlain Investment Partners, LLC

Champlain is a registered investment adviser that was formed in 2004. Champlain is an independent, employee-owned asset management firm headquartered in Burlington, Vermont offering both domestic and emerging market investment strategies. As of September 30, 2021, Champlain had approximately $21.47 billion in assets under management. Champlain’s Allocated Assets are managed by a team of investment professionals led by Scott Brayman, CFA, who is a co-founder of Champlain.

Scott Brayman, CFA, is a Managing Partner and Chief Investment Officer of Small and Mid-Cap Strategies at Champlain and has more than thirty seven years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior Vice President and served as a portfolio manager at NL Capital Management, Inc. from 2003 to 2004, and served as a portfolio manager with Sentinel Advisers, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.

Kennedy Capital Management, Inc.

Kennedy is a registered investment adviser that was formed in 1980 to provide customized investment management services to corporate and public pension funds, endowments, foundations and multi-employer plans as well as high-net-worth individuals, and specializes in the small and mid-cap asset classes. As of September 30, 2021, Kennedy had approximately $4.62 billion in discretionary and non-discretionary assets under management. Kennedy’s Allocated Assets are managed by a team of investment professionals led by Mr. Frank Latuda, Jr., CFA, and McAfee Burke, CFA.

Frank Latuda Jr., CFA, is a Director and Chief Investment Officer at Kennedy as well as a portfolio manager of Kennedy’s Small Cap Value, Mid Cap Value, All Cap Value and SMID Cap Value

separately-managed portfolios. As Chief Investment Officer, Mr. Latuda also serves as Chairman of Kennedy’s Investment Policy Committee. Mr. Latuda joined Kennedy as an equity analyst in 1997 and served as Director of Research from 1998 until 2000. He has been portfolio manager since October 2000, when he took over the Small Cap Value portfolio. Prior to joining Kennedy, he was an analyst with Burns, Pauli, Mahoney Company. Mr. Latuda earned a B.S. in Electrical Engineering from the University of Notre Dame, as well as an M.S. in Electrical Engineering and an M.B.A. from the University of Illinois.

McAfee Burke, CFA, is a portfolio manager for the Small Cap Value and SMID Cap Value separately-managed portfolios and a Research Analyst at Kennedy. As a Research Analyst at Kennedy, Mr. Burke is responsible for selecting and monitoring securities within certain sectors of Kennedy’s universe. He joined Kennedy as a research analyst in 2015. Mr. Burke began his investment career in 2005, and prior to joining Kennedy he worked as a portfolio manager and senior equity analyst for Delaware Investments for 8 years. He earned a B.A. in Economics and Spanish from Bowdoin College.

Palisade Capital Management, L.L.C.

Palisade has a history of managing small-cap equity portfolios and had discretionary authority over various institutional and private accounts with total assets of approximately $5.1 billion as of September 30, 2021. Palisade translates its experience from various institutional and private accounts to mutual fund portfolios it sub-advises for SSGA FM. Palisade has managed the State Street Institutional Small-Cap Equity Fund since inception.

Palisade’s Allocated Assets are managed by Marc Shapiro and Dennison (“Dan”) Veru, members of Palisade’s Investment Committee. Messrs. Shapiro and Veru are jointly and primarily responsible for the strategy of the Allocated Assets and the day-to-day management of the Allocated Assets is executed by Mr. Shapiro.

Marc Shapiro, Managing Director and Senior Portfolio Manager, joined Palisade in March 2004. Mr. Shapiro serves as the Portfolio Manager of Palisade’s Institutional Small Cap Core Equity and Small-mid (Smid) Cap Core Equity portfolios. Mr. Shapiro became a Senior Portfolio Manager in March 2012, with lead research responsibility for a number of sectors, including Information Technology and Telecom Services. Prior thereto, he served as the strategy’s Associate Portfolio Manager and as a Senior Vice President of Research for Palisade’s Small Cap Core Equity portfolio since October 2006. Prior to joining Palisade, Mr. Shapiro was a senior equity analyst at Awad Asset Management and a small cap analyst at Schroders. Mr. Shapiro received his M.S. in Finance from Drexel University and his B.S. in Finance from the College of New Jersey.

Dennison (“Dan”) Veru, Co-Chairman and Chief Investment Officer, joined Palisade in March 2000. Since joining Palisade, Mr. Veru has been a member of Palisade’s Investment Committee and became a partner of Palisade in July 2004. He was named Co-Chairman in 2018. Prior to joining Palisade, he was President and Director of Research at Awad Asset Management, a division of Raymond James Financial. Prior to Awad, Mr. Veru worked with the Palisade team from 1985 through 1992. Mr. Veru graduated from Franklin & Marshall College. Mr. Veru has been a guest on CNBC, Fox Business, and Bloomberg television.

SouthernSun Asset Management, LLC

SouthernSun, established in 1989, is a registered investment adviser. SouthernSun is a research-driven investment management firm implementing long-only U.S. Small Cap and SMID Cap equity strategies for institutions and individuals. SouthernSun is absolute return oriented, investing with a value approach and long-term perspective through disciplined, bottom-up, fundamental analysis and on-site research (e.g., management interviews, facility visits, inquiries with customers and suppliers). As of September 30, 2021, SouthernSun’s estimated assets under management were approximately

$982 million. SouthernSun’s Allocated Assets are managed by a team of investment professionals led by Michael Cook and Phillip Cook.

Michael Cook is the Chief Executive Officer and Co-Chief Investment Officer at SouthernSun responsible for all portfolio management activities for the firm and has more than 30 years of investment management experience. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Front Street Capital Management from 1986 to 1988 and was an account executive at Merrill Lynch from 1985 to 1986.

Phillip Cook is the Co-Chief Investment Officer and Principal at SouthernSun. He is responsible for coordination of research and communication within the investment team and is responsible for the research and analysis of existing portfolio companies as well as new ideas. He also provides input on portfolio management and construction. Prior to joining SouthernSun in 2006, Mr. Cook served as Analyst to the Chairman and CEO of Trivest Partners, a Miami-based private equity firm focused on middle-market LBOs.

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